News Release

Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:	Gregory C. Thompson	Richard Vatinelle
	Executive Vice President and	Vice President and
	Chief Financial Officer	Treasurer
	GregThompson@KEMET.com	InvestorRelations@KEMET.com
	954-595-5081	954-766-2819

KEMET ANNOUNCES FOURTH QUARTER AND FISCAL YEAR RESULTS
Fort Lauderdale, Florida (May 14, 2020) - KEMET Corporation (the “Company”) (NYSE: KEM), a leading global supplier of electronic components, today reported preliminary results for the fourth quarter and fiscal year ended March 31, 2020.
Fourth Quarter Highlights

•	Net sales of $293.2 million

•	GAAP gross margin of 31.4% and non-GAAP adjusted gross margin of 31.9%

•	GAAP EPS net loss of $0.01 per diluted share

•	Non-GAAP adjusted EPS of $0.37 per diluted share
Full Year Highlights

•	Net sales of $1.26 billion

•	GAAP gross margin of 33.4% and non-GAAP adjusted gross margin of 33.7%

•	GAAP EPS of $0.70 per diluted share

•	Non-GAAP adjusted EPS of $2.31 per diluted share
“During these unprecedented times, our number one priority remains the safety and well-being of our employees, their families, and the communities in which we operate. I am proud of our colleagues around the world who have worked together to quickly implement COVID-19 prevention actions sooner than required by federal or local governments to keep our employees safe and our facilities operating while continuing to serve critical infrastructure customers who need our products,” stated William M. Lowe Jr., KEMET’s Chief Executive Officer. “Despite COVID-19’s global impact, I am pleased to report that KEMET's fourth quarter results exceeded our revenue guidance, as we finished the quarter with $293.2 million in revenue and with non-GAAP adjusted gross margin and adjusted EBITDA margin of 31.9% and 18.5% respectively. This reinforces the fact that the structural changes we have made in our operations are firmly ingrained in our margin structure. While estimating the full impact the global COVID-19 pandemic will have on our upcoming fiscal year remains very challenging, we continue to believe at this time that our robust financial position will see us through the storm and position us well for long term growth. We now expect our combination with Yageo to close this summer,” continued Lowe.
For the quarter and fiscal year ended March 31, 2020, net sales were $293.2 million and $1.26 billion, respectively, compared to $355.8 million and $1.38 billion, respectively, for the same period last year.
GAAP gross margin for the quarter ended March 31, 2020 was 31.4% compared to 35.5% for the quarter ended March 31, 2019. Non-GAAP adjusted gross margin for the quarter ended March 31, 2020 was 31.9% compared to 34.8% for the quarter ended March 31, 2019.
GAAP gross margin for the fiscal year ended March 31, 2020 was 33.4% compared to 33.2% for the fiscal year ended March 31, 2019. Non-GAAP adjusted gross margin for the fiscal year ended March 31, 2020 was 33.7% compared to 33.3% for the fiscal year ended March 31, 2019.
GAAP net loss was $0.3 million or $0.01 per diluted share for the quarter ended March 31, 2020, compared to GAAP net income of $93.4 million or $1.58 per diluted share for the quarter ended March 31, 2019.
GAAP net income was $41.4 million or $0.70 per diluted share for the fiscal year ended March 31, 2020, compared to GAAP net income of $206.6 million or $3.50 per diluted share for the fiscal year ended March 31, 2019.

GAAP net income (loss) for the quarter and fiscal year ended March 31, 2020 included $17.6 million and $19.7 million in losses related to the write down of long-lived assets. GAAP net income for the quarter and fiscal year ended March 31, 2019 included a tax benefit of $50.1 million related to the partial release of valuation allowances in the U.S. and Japan. The one-time net income benefit of this release was a result of the significant improvements in our profitability of the past several years and the expectation of continued profitability in the future.
Non-GAAP adjusted net income was $22.2 million or $0.37 per diluted share for the quarter ended March 31, 2020, compared to non-GAAP adjusted net income of $61.4 million or $1.04 per diluted share for the quarter ended March 31, 2019.
Non-GAAP adjusted net income was $137.3 million or $2.31 per diluted share for the fiscal year ended March 31, 2020, compared to non-GAAP adjusted net income of $207.1 million or $3.51 per diluted share for the fiscal year ended March 31, 2019.
Net income for the quarter and fiscal year ended March 31, 2020, December 31, 2019, and March 31, 2019, include various items affecting comparability as denoted in the GAAP to non-GAAP reconciliation table included hereafter.
Presentation of Non-GAAP Financial Measures
The Company has presented certain historical financial measures that have not been prepared in accordance with GAAP, including adjusted gross margin, adjusted net income, adjusted earnings per share, and adjusted EBITDA margin. Definitions of our non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measures are included in the financial schedules accompanying this news release.
About KEMET
The Company’s common stock is listed on the NYSE under the ticker symbol “KEM” (NYSE: KEM).  At the Investor Relations section of our web site at http://www.kemet.com/IR, users may subscribe to KEMET news releases and find additional information about our Company. KEMET offers our customers the broadest selection of capacitor technologies in the industry, along with an expanding range of sensors, actuators, and electromagnetic compatibility solutions. KEMET operates manufacturing facilities and sales and distribution centers around the world. Additional information about KEMET can be found at http://www.kemet.com.
Cautionary Statement on Forward-Looking Statements
Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the Company's financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets, in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates" or other similar expressions and future or conditional verbs such as “will,” “should,” “would,” and “could” are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise.
Factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, the following: (i) the failure to complete the merger with Yageo Corporation (the “Merger”) and the effects such failure would have on the Company's financial condition and results of operations, (ii) certain business uncertainties and contractual restrictions related to the pendency of the Merger, (iii) our inability to pursue alternatives to the Merger during the pendency of the Merger, (iv) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate and could cause a write down of long-lived assets or goodwill; (v) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased raw materials; (vi) changes in the competitive environment; (vii) uncertainty of the timing of customer product qualifications in heavily regulated industries; (viii) economic, political, or regulatory changes in the countries in which we operate; (ix) difficulties, delays, or unexpected costs in completing the Company’s restructuring plans; (x) acquisitions and other strategic transactions expose us to a variety of risks, including the ability to successfully integrate and maintain adequate internal controls over financial reporting in compliance with applicable regulations; (xi) our business could be negatively impacted by increased regulatory scrutiny and litigation; (xii) difficulties associated with retaining, attracting, and training effective employees and management; (xiii) the need to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xiv) exposure to claims alleging product defects; (xv) the impact of laws and regulations that apply to our business, including those relating to environmental matters, data protection, cyber security and privacy; (xvi) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xvii) changes impacting international trade and corporate tax provisions related to the global manufacturing and sales of our products may have an adverse effect on our financial condition and results of operations; (xviii) volatility of financial and credit markets affecting our access to capital; (xix) default or failure of one or more of our counterparty financial institutions could cause us to incur significant losses; (xx) the need to reduce the total costs of our products to remain competitive; (xxi) potential limitation on the use of net operating losses to offset possible future taxable income; (xxii) restrictions in our debt agreements that could limit our flexibility in operating our business; (xxiii) failure to maintain effective internal controls over financial reporting; (xxiv) service interruption, misappropriation of data, or breaches of security as it relates to our information systems could cause a disruption in our operations, financial losses, and damage to our reputation; (xxv) economic and demographic experience for pension and other post-retirement benefit plans could be less favorable than our assumptions; (xxvi) fluctuation in distributor sales could adversely affect our results of operations; (xxvii) earthquakes, natural disasters, and climate change could disrupt our operations and have a material adverse effect on our financial condition and results of operations; (xxviii) global health epidemics such as the coronavirus could materially affect our business, financial condition, and results of operations; and (xxix) volatility in our stock price.

KEMET CORPORATION AND SUBSIDIARIES
Consolidated Statements of Operations
(Amounts in thousands, except per share data)
(Unaudited)

	Quarter Ended March 31,		Fiscal Year Ended March 31,
	2020	2019	2020	2019
Net sales	$293,174	$355,794	$1,260,554	$1,382,818
Operating costs and expenses:
Cost of sales	201,165	229,388	840,066	924,276
Selling, general and administrative expenses	47,523	53,571	194,766	202,642
Research and development	12,191	11,572	49,264	44,612
Restructuring charges	2,952	7,157	8,882	8,779
Loss on write down of long-lived assets	17,615	49	19,710	1,660
Total operating costs and expenses	281,446	301,737	1,112,688	1,181,969
Operating income	11,728	54,057	147,866	200,849
Non-operating (income) expense:
Interest income	(800)	(710)	(3,325)	(2,035)
Interest expense	2,922	2,436	11,021	21,239
Antitrust class action settlements and regulatory costs	—	2,138	64,695	6,701
Other (income) expense, net	(4,806)	2,430	(4,356)	4,513
Income before income taxes and equity income (loss) from equity method investments	14,412	47,763	79,831	170,431
Income tax expense (benefit)	14,626	(48,660)	38,526	(39,460)
Income before equity income (loss) from equity method investments	(214)	96,423	41,305	209,891
Equity income (loss) from equity method investments	(87)	(3,003)	76	(3,304)
Net income (loss)	$(301)	$93,420	$41,381	$206,587

Net income (loss) per basic share	$(0.01)	$1.60	$0.71	$3.57
Net income (loss) per diluted share	$(0.01)	$1.58	$0.70	$3.50

Weighted-average shares outstanding:
Basic	58,774	58,233	58,574	57,840
Diluted	58,774	58,975	59,415	59,082

KEMET CORPORATION AND SUBSIDIARIES
Consolidated Balance Sheets
(Amounts in thousands, except per share data)
(Unaudited)

	March 31, 2020	March 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$222,399	$207,918
Accounts receivable, net	144,743	154,059
Inventories, net	243,210	241,129
Prepaid expenses and other current assets	36,143	38,947
Total current assets	646,495	642,053
Property, plant and equipment, net	552,636	495,280
Goodwill	41,210	40,294
Intangible assets, net	52,713	53,749
Equity method investments	16,593	12,925
Deferred income taxes	39,750	57,024
Other assets	42,226	16,770
Total assets	$1,391,623	$1,318,095
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$29,111	$28,430
Accounts payable	103,201	153,287
Accrued expenses	167,622	93,761
Income taxes payable	2,778	2,995
Total current liabilities	302,712	278,473
Long-term debt	235,673	254,771
Other non-current obligations	191,918	136,630
Deferred income taxes	14,058	8,806
Total liabilities	744,361	678,680
Stockholders’ equity:
Preferred stock, par value $0.01, authorized 10,000 shares, none issued	—	—
Common stock, par value $0.01, authorized 175,000 shares, issued 58,273 and 57,822 shares at March 31, 2020 and 2019, respectively	583	578
Additional paid-in capital	474,488	465,366
Retained earnings	239,773	204,195
Accumulated other comprehensive income (loss)	(67,582)	(30,724)
Total stockholders’ equity	647,262	639,415
Total liabilities and stockholders’ equity	$1,391,623	$1,318,095

KEMET CORPORATION AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(Amounts in thousands)
(Unaudited)

	Fiscal Years Ended March 31,
	2020	2019
Operating activities
Net income	$41,381	$206,587
Adjustments to reconcile net income to net cash provided by (used in) operating activities, net of effect of acquisitions:
Depreciation and amortization	62,819	52,628
Equity (income) loss from equity method investments	(76)	3,304
Non-cash debt and financing costs	4,173	1,872
Loss on early extinguishment of debt	—	15,946
Stock-based compensation expense	12,084	12,866
Pension and other post-retirement benefits	6,816	4,938
Change in deferred income taxes	25,804	(49,757)
Loss on write down of long-lived assets	19,710	1,660
Other, net	270	(285)
Changes in assets and liabilities, net of the effect of acquisitions:
Accounts receivable	5,727	(8,910)
Inventories	(3,594)	(42,806)
Prepaid expenses and other assets	3,962	(4,381)
Accounts payable	(41,442)	7,650
Accrued income taxes	(236)	1,046
Other operating liabilities	21,458	(70,627)
Net cash provided by (used in) operating activities	158,856	131,731
Investing activities:
Capital expenditures	(146,331)	(146,056)
Contributions to equity method investments	(5,000)	(4,000)
Proceeds from dividend	433	776
Acquisitions, net of cash received	(1,294)	—
Proceeds from sale of assets	—	2,268
Net investment hedge settlement	8,879	—
Net cash provided by (used in) investing activities	(143,313)	(147,012)

Consolidated Statements of Cash Flows (Unaudited) (Continued)

	Fiscal Years Ended March 31,
	2020	2019
Financing activities:
Proceeds from issuance of debt	—	284,924
Payments of long-term debt	(26,862)	(344,461)
Customer advances related to customer capacity agreements	43,095	13,412
Proceeds from termination of derivative instruments	6,476	—
Early extinguishment of debt costs	—	(3,234)
Debt issuance costs	—	(2,021)
Cash flow hedge settlement	(6,972)	—
Principal payments on finance leases	(1,447)	—
Proceeds from exercise of stock options	327	485
Proceeds from exercise of stock warrants	—	—
Payment of dividends	(5,803)	(5,762)
Net cash provided by (used in) financing activities	8,814	(56,657)
Net increase (decrease) in cash and cash equivalents	24,357	(71,938)
Effect of foreign currency fluctuations on cash	(1,812)	(6,990)
Cash, cash equivalents, and restricted cash at beginning of fiscal year	207,918	286,846
Cash, cash equivalents, and restricted cash at end of fiscal year	230,463	207,918
Less: Restricted cash at end of year	8,064	—
Cash and cash equivalents at end of year	$222,399	$207,918

Non-GAAP Financial Measures
The Company utilizes certain Non-GAAP financial measures, including “Adjusted gross margin,” “Adjusted SG&A expenses,” “Adjusted operating income,” “Adjusted net income,” “Adjusted net income per basic and diluted share,” “EBITDA,” and “Adjusted EBITDA,” and certain related ratios. Management believes that investors may find it useful to review the Company’s financial results as adjusted to exclude items as determined by management as further described below.
Adjusted Gross Margin
Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided below. Management uses adjusted gross margin to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided below which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company.  Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP.
The following table provides a reconciliation from non-GAAP adjusted gross margin to GAAP gross margin, the most directly comparable GAAP measure (amounts in thousands, except percentages):

	Quarters Ended			Fiscal Years Ended
	(Unaudited)
	March 31, 2020	December 31, 2019	March 31, 2019	March 31, 2020	March 31, 2019
Net sales	$293,174	$294,741	$355,794	$1,260,554	$1,382,818
Cost of sales	201,165	201,560	229,388	840,066	924,276
Gross Margin (GAAP)	92,009	93,181	126,406	420,488	458,542
Gross margin as a % of net sales	31.4%	31.6%	35.5%	33.4%	33.2%
Non-GAAP adjustments:
Plant start-up costs	233	136	(3,346)	369	(927)
Stock-based compensation expense	1,195	792	815	3,843	2,756
Adjusted gross margin (non-GAAP)	$93,437	$94,109	$123,875	$424,700	$460,371
Adjusted gross margin as a % of net sales	31.9%	31.9%	34.8%	33.7%	33.3%
Adjusted SG&A Expenses
Adjusted SG&A expenses represents SG&A expenses excluding adjustments which are outlined in the quantitative reconciliation provided below. Management uses adjusted SG&A expenses to facilitate our analysis and understanding of our business operations by excluding these items which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that adjusted SG&A expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted SG&A expenses should not be considered as an alternative to SG&A expenses or any other performance measure derived in accordance with GAAP.

The following table provides a reconciliation from non-GAAP adjusted SG&A expenses to GAAP SG&A expenses, the most directly comparable GAAP measure (amounts in thousands):

	Quarters Ended			Fiscal Years Ended
	(Unaudited)
	March 31, 2020	December 31, 2019	March 31, 2019	March 31, 2020	March 31, 2019
SG&A expenses (GAAP)	$47,523	$50,031	$53,571	$194,766	$202,642
Non-GAAP adjustments:
ERP integration costs/IT transition costs	1,530	2,029	3,117	6,282	8,813
Stock-based compensation expense	1,500	1,521	1,935	7,803	9,751
Legal expenses related to antitrust class actions	396	(29)	901	5,454	5,195
Merger related expenses	1,836	5,283	—	7,119	—
Contingent consideration fair value adjustment	62	33	—	127	—
Adjusted SG&A expenses (non-GAAP)	$42,199	$41,194	$47,618	$167,981	$178,883
Adjusted Operating Income
Adjusted operating income represents operating income, excluding adjustments which are outlined in the quantitative reconciliation provided below. We use adjusted operating income to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided below, which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that adjusted operating income is useful to investors to provide a supplemental way to understand our underlying operating performance and allows investors to monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted operating income should not be considered as an alternative to operating income or any other performance measure derived in accordance with GAAP.
The following table provides a reconciliation from non-GAAP adjusted operating income to GAAP operating income, the most directly comparable GAAP measure (amounts in thousands, except percentages):

	Quarters Ended			Fiscal Year Ended
	(Unaudited)
	March 31, 2020	December 31, 2019	March 31, 2019	March 31, 2020	March 31, 2019
Net sales	$293,174	$294,741	$355,794	$1,260,554	$1,382,818

Operating income (GAAP)	$11,728	$28,648	$54,057	$147,866	$200,849
Operating margin as a % of net sales	4.0%	9.7%	15.2%	11.7%	14.5%
Non-GAAP adjustments:
Loss on write down of long-lived assets	17,615	1,076	49	19,710	1,660
ERP integration costs/IT transition costs	1,530	2,029	3,117	6,282	8,813
Stock-based compensation expense	2,826	2,387	2,855	12,084	12,866
Restructuring charges	2,952	802	7,157	8,882	8,779
Legal expenses related to antitrust class actions	396	(29)	901	5,454	5,195
Plant start-up costs	233	136	(3,346)	369	(927)
Merger related expenses	1,836	5,283	—	7,119	—
Contingent consideration fair value adjustment	62	33	—	127	—
Adjusted operating income (non-GAAP)	$39,178	$40,365	$64,790	$207,893	$237,235
Adjusted operating margin (non-GAAP) as a % of net sales	13.4%	13.7%	18.2%	16.5%	17.2%

Adjusted Net Income and Adjusted Net Income Per Share
Adjusted net income and adjusted net income per basic and diluted share represent net income (loss) and net income (loss) per basic and diluted share excluding adjustments which are outlined in the quantitative reconciliation provided below. The Company believes that these non-GAAP financial measures are useful to investors because they provide a supplemental way to understand the underlying operating performance of the Company and allow investors to monitor and understand changes in our ability to generate income from ongoing business operations. Management uses these non-GAAP financial measures to evaluate operating performance by excluding the items outlined in the quantitative reconciliation provided below which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. Non-GAAP financial measures should not be considered as an alternative to net income (loss), operating income or any other performance measures derived in accordance with GAAP.

The following table provides a reconciliation from non-GAAP adjusted net income and adjusted net income per basic and diluted share to GAAP net income (loss) and GAAP net income (loss) per basic and diluted share, the most directly comparable GAAP measures (amounts in thousands, except per share data):

	Quarters Ended			Fiscal Year Ended
	(Unaudited)
	March 31, 2020	December 31, 2019	March 31, 2019	March 31, 2020	March 31, 2019
GAAP
Net sales	$293,174	$294,741	$355,794	$1,260,554	$1,382,818
Net income (loss)	$(301)	$16,602	$93,420	$41,381	$206,587

Net income (loss) per basic share	$(0.01)	$0.28	$1.60	$0.71	$3.57
Net income (loss) per diluted share	$(0.01)	$0.28	$1.58	$0.70	$3.50

Non-GAAP
Net income (loss) (GAAP)	(301)	16,602	93,420	41,381	206,587
Non-GAAP adjustments:
Equity (income) loss from equity method investments	87	59	3,003	(76)	3,304
Loss on write down of long-lived assets	17,615	1,076	49	19,710	1,660
Restructuring charges	2,952	802	7,157	8,882	8,779
R&D grant reimbursements and grant income	(1,572)	(7)	(2)	(1,595)	(4,559)
ERP integration costs/IT transition costs	1,530	2,029	3,117	6,282	8,813
Stock-based compensation	2,826	2,387	2,855	12,084	12,866
Settlements, regulatory costs, and legal expenses related to antitrust class actions	396	1,568	3,039	70,149	11,896
Net foreign exchange (gain) loss	(8,089)	4,113	2,316	(6,762)	(7,230)
Plant start-up costs	233	136	(3,346)	369	(927)
Income tax effect of non-GAAP adjustments	2,134	(5,693)	(50,208)	(22,085)	(50,012)
(Gain) loss on early extinguishment of debt	—	—	(42)	—	15,946
Write off of debt issuance costs	453	—	—	453	—
Merger related expenses	1,836	5,283	—	7,119	—
Curtailment/settlement expense on defined benefit pension plans	1,949	—	—	1,949	—
Unrealized (gain) loss on equity securities	89	(794)	—	(705)	—
Contingent consideration fair value adjustment	62	33	—	127	—
Adjusted net income (non-GAAP)	$22,200	$27,594	$61,358	$137,282	$207,123

Adjusted net income per basic share (non-GAAP)	$0.38	$0.47	$1.05	$2.34	$3.58
Adjusted net income per diluted share (non-GAAP)	$0.37	$0.46	$1.04	$2.31	$3.51

Weighted average shares outstanding:
Basic	58,774	58,646	58,233	58,574	57,840
Diluted (1)	59,612	59,529	58,975	59,415	59,082
_________________________________________
(1) For the quarter ended March 31, 2020, diluted shares were used to compute adjusted net income per diluted share (non-GAAP).

EBITDA and Adjusted EBITDA
EBITDA represents net income before income tax expense, interest expense, net, and depreciation and amortization expense. We present EBITDA as a supplemental measure of our ability to service debt. We believe EBITDA is an appropriate supplemental measure of debt service capacity because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; and depreciation and amortization are non-cash charges.
We also present adjusted EBITDA, which is EBITDA excluding adjustments that are outlined in the following quantitative reconciliation provided, as a supplemental measure of our performance and because we believe this measure is frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. The items excluded from adjusted EBITDA are excluded in order to better reflect our continuing operations.
In evaluating adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments noted below. Our presentation of adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.
Our adjusted EBITDA measure has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•	it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments;

•	it does not reflect changes in, or cash requirements for, our working capital needs;

•	it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our debt;

•
although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our adjusted EBITDA measure does not reflect any cash requirements for such replacements;

•	it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;

•	it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations;

•	it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and

•	other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure.
Because of these limitations, adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using adjusted EBITDA as supplementary information.

The following tables provides a reconciliation from EBITDA, non-GAAP adjusted EBITDA, and non-GAAP adjusted EBITDA margin to GAAP net income (loss), the most directly comparable GAAP measure (amounts in thousands, except percentages):

	Fiscal Year 2020
	Q1	Q2	Q3	Q4	Total
	(Unaudited)
Net Sales	$345,242	$327,397	$294,741	$293,174	$1,260,554

Net income (loss) (GAAP)	$40,340	$(15,260)	$16,602	$(301)	$41,381
Net income (loss) margin as a % of net sales	11.7%	(4.7)%	5.6%	(0.1)%	3.3%
Non-GAAP adjustments:
Income tax expense (benefit)	16,800	1,700	5,400	14,626	38,526
Interest expense, net	1,736	1,939	1,899	2,122	7,696
Depreciation and amortization	14,259	15,117	16,154	17,289	62,819
EBITDA (non-GAAP)	73,135	3,496	40,055	33,736	150,422
Excluding the following items:
Equity (income) loss from equity method investments	250	(472)	59	87	(76)
Loss on write down of long-lived assets	960	59	1,076	17,615	19,710
ERP integration costs/IT transition costs	1,215	1,508	2,029	1,530	6,282
Stock-based compensation	2,725	4,146	2,387	2,826	12,084
Restructuring charges	2,208	2,920	802	2,952	8,882
R&D grant reimbursements and grant income	(35)	19	(7)	(1,572)	(1,595)
Settlements, regulatory costs, and legal expenses related to antitrust class actions	2,559	65,626	1,568	396	70,149
Net foreign exchange (gain) loss	(489)	(2,297)	4,113	(8,089)	(6,762)
Plant start-up costs	34	(34)	136	233	369
Write off of debt issuance costs	—	—	—	453	453
Merger related expenses	—	—	5,283	1,836	7,119
Curtailment/settlement expense on defined benefit pension plans	—	—	—	1,949	1,949
Unrealized (gain) loss on equity securities	—	—	(794)	89	(705)
Contingent consideration fair value adjustment	—	32	33	62	127
Adjusted EBITDA (non-GAAP)	$82,562	$75,003	$56,740	$54,103	$268,408
Adjusted EBITDA margin (non-GAAP) as a % of net sales	23.9%	22.9%	19.3%	18.5%	21.3%

	Fiscal Year 2019
	Q1	Q2	Q3	Q4	Total
	(Unaudited)
Net Sales	$327,616	$349,233	$350,175	$355,794	$1,382,818

Net income (GAAP)	$35,220	$37,141	$40,806	$93,420	$206,587
Net income (loss) margin as a % of net sales	10.8%	10.6%	11.7%	26.3%	14.9%
Non-GAAP-adjustments:
Income tax expense (benefit)	4,600	2,000	2,600	(48,660)	(39,460)
Interest expense, net	6,658	6,912	3,908	1,726	19,204
Depreciation and amortization	13,097	12,545	12,763	14,223	52,628
EBITDA (non-GAAP)	59,575	58,598	60,077	60,709	238,959
Excluding the following items:
Equity (income) loss from equity method investments	69	(64)	296	3,003	3,304
Loss on write down of long-lived assets	511	312	788	49	1,660
ERP integration costs/IT transition costs	1,650	1,593	2,453	3,117	8,813
Stock-based compensation	4,060	4,417	1,534	2,855	12,866
Restructuring charges	(96)	—	1,718	7,157	8,779
R&D grant reimbursements and grant income	(4,087)	—	(470)	(2)	(4,559)
Settlements, regulatory costs, and legal expenses related to antitrust class actions	1,248	6,060	1,549	3,039	11,896
Net foreign exchange (gain) loss	(7,521)	193	(2,218)	2,316	(7,230)
Plant start-up costs	753	1,361	305	(3,346)	(927)
(Gain) loss on early extinguishment of debt	—	—	15,988	(42)	15,946
Adjusted EBITDA (non-GAAP)	$56,162	$72,470	$82,020	$78,855	$289,507
Adjusted EBITDA margin (non-GAAP) as a % of net sales	17.1%	20.8%	23.4%	22.2%	20.9%